                                                           EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Applebee's International, Inc. (the
"Company") on Form 10-K for the annual period ended December 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934,
as amended and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date:    March 30, 2005                    By: /s/ Lloyd L. Hill
         ----------------------               ----------------------------------
                                              Lloyd L. Hill
                                              Chairman and Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Applebee's International, Inc. (the
"Company") on Form 10-K for the annual period ended December 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934,
as amended; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date:    March 30, 2005                     By: /s/ Steven K. Lumpkin
         -----------------------                --------------------------------
                                                Steven K. Lumpkin
                                                Chief Financial Officer